Exhibit 99.1

SciQuest Announces First Quarter 2012 Financial Results

CARY, N.C. – May 3, 2012 – SciQuest, Inc. (Nasdaq: SQI), a leading provider of on-demand source-to-settle solutions, today announced its financial results for the first quarter ended March 31, 2012.

Stephen Wiehe, President and Chief Executive Officer of SciQuest, said, “We are pleased with our performance in the first quarter that drove financial results that were at the upper end of our expectations. We gained traction with new customers and continued to see strong up-sell activity within existing customers. Our strong performance and execution in the first quarter make us incrementally more confident in our outlook for 2012. Moreover, we made significant headway toward new product initiatives and broadening our market reach in the eProcurement market, which we expect to drive even faster growth in 2013 and beyond.”

First Quarter 2012 Results

SciQuest reported total revenue of $14.4 million for the quarter ended March 31, 2012, an increase of 15% compared to revenue of $12.5 million for the comparable period in 2011.

GAAP income from operations in the first quarter of 2012 was $0.3 million, compared to income from operations of $0.8 million in the first quarter of 2011. GAAP net income was $153,000 or $0.01 per share, in the first quarter of 2012, compared to $424,000, or $0.02 per share, in the comparable period in 2011.

Non-GAAP income from operations was $1.7 million in the first quarter of 2012, excluding stock-based compensation expenses and amortization of intangible assets. Non-GAAP income from operations was $1.9 million in the first quarter of 2011, excluding stock-based compensation expenses, amortization of intangible assets and acquisition-related expenses.

Non-GAAP net income was $1.1 million, or $0.05 per share, for the first quarter of 2012, based on 22.6 million weighted average diluted shares outstanding, excluding stock-based compensation expenses, and amortization of intangible assets. This compared to non-GAAP net income of $1.2 million, or $0.06 per share, in the first quarter of 2011, based on 21.3 million weighted average diluted shares outstanding, excluding stock-based compensation expenses, amortization of intangible assets and acquisition related expenses.

A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of this release.

Other First Quarter and Recent Highlights

•	SciQuest ended the first quarter with 325 customers, an increase from 313 customers at the end of the first quarter of 2011

•	New customer wins included the Moffitt Cancer Center, the City of Los Angeles, the University of Massachusetts system, and Qatar University in Doha, Qatar

Business Outlook

Based on information available as of May 3, 2012, SciQuest is issuing guidance for the second quarter and full year 2012 as follows:

Second Quarter 2012: The Company expects second quarter revenue to be in the range of $14.9 million to $15.1 million. The Company expects GAAP net income of between breakeven and $0.01 cent per share.

The Company expects non-GAAP net income of $0.05 to $0.06 cents per share based on diluted weighted average shares outstanding of 22.7 million shares. Non-GAAP net income excludes stock-based compensation expenses of approximately $1.4 million and amortization of acquired software and intangible assets of approximately $0.3 million.

Full Year 2012: The Company is reiterating its 2012 guidance and expects full year 2012 revenue to be in the range of $62.0 million to $64.0 million. The Company expects full year GAAP net income per share to be in the range of $0.05 to $0.09, unchanged from prior guidance

Non-GAAP net income per share is expected to be in the range of $0.25 to $0.29 based on diluted weighted average shares outstanding of 22.8 million shares. Non-GAAP net income excludes stock-based compensation expenses of approximately $5.5 million, amortization of acquired software and intangible assets of approximately $1.0 million.

The Company expects operating cash flow in 2012 to be in the range of $20.0 to $21.0 million. Free cash flow, which is defined as cash flow from operations less purchases of property and equipment of approximately $1.5 million, and capitalization of software development costs of approximately $2.5 million, to be in the range of $16.0 to $17.0 million in 2012.

Conference Call Information

What:	SciQuest’s first quarter 2012 financial results conference call
When:	Thursday, May 3, 2012
Time:	4:30 p.m. ET
Webcast:	http://investor.sciquest.com (live and replay)
Live Call:	(877) 430-3736, domestic
(760) 298-5046, international
Replay: (855) 859-2056, domestic
(404) 537-3406, international

Live and replay conference ID code: 71164617

Non-GAAP Financial Measures

SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures in reporting its financial results to provide investors with additional tools to evaluate SciQuest’s operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) the amortization of acquired intangible assets; (ii) the impact of stock-based compensation; (iii) other significant items, such as acquisition related expense in 2011, and (iv) the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest’s business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest

SciQuest (NASDAQ: SQI) is the only company that puts the Power of Q into your supply chain. What is the Q? It is part philosophy, part partnership, and all about customers.

SciQuest delivers industry-leading comprehensive source-to-settle supply chain solutions that help you turn spending into a source of savings, but it is really the Power of Q that ensures that our customers are at the center of everything we do. Q is about quality, it’s about asking tough questions and it’s about being on a quest to get what you pay for. Only SciQuest provides the scale, industry expertise and transparency that organizations require to improve their bottom line.

To join the conversation and tell us “what’s your Q,” please visit our blog, The Open Kitchen—http://www.sciquest.com/blog.

Cautionary Note Regarding Forward-Looking Statements

Any statements in this release that are not historical or current facts are forward-looking statements, including all references to our outlook for 2012, growth in 2013 and all statements in the “Business Outlook” section. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of our Registration Statement on Form S-1 and other required reports, as filed with the SEC, which are available free of charge on the SEC’s website at http://www.sec.gov or on our website at www.sciquest.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. These forward-looking statements speak only as of the date hereof, and we undertake no obligation to update, amend or clarify any forward-looking statement for any reason.

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SciQuest media contact:

Michelle Perkins

SciQuest, Inc.

919-659-2228

mperkins@sciquest.com

SciQuest Investor contact:

Garo Toomajanian

ICR, LLC

1-800-550-6380

investorrelations@sciquest.com

SQI-F

SCIQUEST, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands except share and per share amounts)

	As of March 31,	As of December 31,
	2012	2011
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$18,971	$14,958
Short-term investments	40,865	44,685
Accounts receivable, net	8,047	10,746
Prepaid expenses and other current assets	1,068	1,015
Deferred tax asset	73	70

Total current assets	69,024	71,474
Property and equipment, net	5,171	4,028
Goodwill	15,719	15,719
Intangible assets, net	5,182	5,433
Deferred project costs	7,113	7,025
Deferred tax asset	12,468	12,634
Other	170	55

Total assets	$114,847	$116,368

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$—	$102
Accrued liabilities	4,141	5,945
Deferred revenues	35,052	36,836

Total current liabilities	39,193	42,883
Deferred revenues, less current portion	13,463	12,778
Stockholders’ equity:
Common stock, $0.001 par value; 50,000,000 shares authorized; 22,167,102 and 22,133,036 shares issued and outstanding as of March 31, 2012 and December 31, 2011, respectively	22	22
Additional paid-in capital	75,408	74,083
Accumulated other comprehensive income	6	—
Accumulated deficit	(13,245)	(13,398)

Total stockholders’ equity	62,191	60,707

Total liabilities and stockholders’ equity	$114,847	$116,368

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(in thousands except per share amounts)

	Three Months Ended March 31,
	2012	2011
	(unaudited)
Revenues	$14,408	$12,524
Cost of revenues (1)(2)	4,177	2,827

Gross profit	10,231	9,697

Operating expenses: (1)
Research and development	3,037	2,753
Sales and marketing	4,106	3,784
General and administrative	2,572	2,116
Amortization of intangible assets	209	209

Total operating expenses	9,924	8,862

Income from operations	307	835
Other income, net:
Interest income	24	23
Other income, net	15	13

Total other income, net	39	36

Income before income taxes	346	871
Income tax	(193)	(447)

Net income	$153	$424

Other comprehensive income:
Foreign currency translation adjustments	6	—

Comprehensive income	$159	$424

Net income per share
Basic	$0.01	$0.02
Diluted	$0.01	$0.02

Weighted average shares outstanding used in computing per share amounts
Basic	22,190	20,679
Diluted	22,643	21,334

(1) Amounts include stock-based compensation expense, as follows:

	Three Months Ended March 31,
	2012	2011
	(unaudited)
Cost of revenues	$121	$47
Research and development	241	242
Sales and marketing	298	266
General and administrative	493	147

	$1,153	$702

(2) Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$148	$72
Amortization of acquired software:	42	42

	$190	$114

SCIQUEST, INC.

NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands except per share amounts)

	Three Months Ended March 31,
	2012	2011
	(unaudited)
Revenues	$14,408	$12,524
Non-GAAP cost of revenues (1)(2)	4,014	2,738

Gross profit	10,394	9,786

Non-GAAP operating expenses: (1)
Research and development	2,796	2,511
Sales and marketing	3,808	3,518
General and administrative	2,079	1,835
Amortization of intangible assets	—	—

Total Non-GAAP operating expenses	8,683	7,864

Non-GAAP income from operations	1,711	1,922
Other income, net:
Interest income	24	23
Other income, net	15	13

Total other income, net	39	36

Non-GAAP income before income taxes	1,750	1,958
Income tax	(193)	(447)
Tax effect of adjustments	(488)	(315)

Non-GAAP net income	$1,069	$1,196

Non-GAAP net income per share
Basic	$0.05	$0.06
Diluted	$0.05	$0.06

Weighted average shares outstanding used in computing per share amounts
Basic	22,190	20,679
Diluted	22,643	21,334

(1) Amounts exclude stock-based compensation expense, as follows:

	Three Months Ended March 31,
	2012	2011
	(unaudited)
Cost of revenues	$121	$47
Research and development	241	242
Sales and marketing	298	266
General and administrative	493	147

	$1,153	$702

(2) Cost of revenues excludes amortization of acquired software of:	$42	$42

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended March 31,
	2012	2011
	(unaudited)
Cash flows from operating activities
Net income	$153	$424
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	699	491
Stock-based compensation expense	1,153	702
Deferred taxes	163	539
Changes in operating assets and liabilities:
Accounts receivable	2,699	1,432
Prepaid expense and other current assets	(53)	242
Deferred project costs and other assets	(203)	(117)
Accounts payable	(102)	39
Accrued liabilities	(1,804)	(1,216)
Deferred revenues	(1,099)	(764)

Net cash provided by operating activities	1,606	1,772
Cash flows from investing activities
Business acquisition, net of cash acquired	—	(7,346)
Addition of capitalized software development costs	(589)	(195)
Purchase of property and equipment	(1,002)	(312)
Purchase of short-term investments	(1,200)	(1,790)
Maturities of short-term investments	5,020	—

Net cash provided by (used in) investing activities	2,229	(9,643)
Cash flows from financing activities
Public offering costs	—	(134)
Repayment of notes receivable from stockholders	—	5
Proceeds from exercise of common stock options	172	25

Net cash provided by (used in) financing activities	172	(104)
Effect of exchange rate change on cash and cash equivalents	6	—
Net increase (decrease) in cash and cash equivalents	4,013	(7,975)
Cash and cash equivalents at beginning of the period	14,958	17,494

Cash and cash equivalents at end of the period	$18,971	$9,519

RECONCILIATION DATA

(UNAUDITED)

(in thousands except per share amounts)

	Three Months Ended March 31,
	2012	2011
Reconciliation of Net Income to Non-GAAP Net Income:

Net income	$153	$424
Amortization of intangible assets	209	209
Amortization of acquired software	42	42
Stock-based compensation	1,153	702
Acquisition-related costs	—	134
Tax effect of adjustments	(488)	(315)

Non-GAAP net income	$1,069	$1,196

Non-GAAP net income per share:
Basic	$0.05	$0.06
Diluted	$0.05	$0.06
Weighted average shares outstanding used in computing per share amounts:
Basic	22,190	20,679
Diluted	22,643	21,334

	Three Months Ended March 31,
	2012	2011
Reconciliation of Income from Operations to Non-GAAP Income from Operations:

Income from operations	$307	$835
Amortization of intangible assets	209	209
Amortization of acquired software	42	42
Stock-based compensation	1,153	702
Acquisition-related costs	—	134

Non-GAAP income from operations	$1,711	$1,922

	Three Months Ended March 31,
	2012	2011
Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:

Operating expenses	$9,924	$8,862
Amortization of intangible assets	(209)	(209)
Stock-based compensation	(1,032)	(655)
Acquisition-related costs	—	(134)

Non-GAAP operating expenses	$8,683	$7,864

	Three Months Ended March 31,
	2012	2011
Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:

Net cash provided by operating activities	$1,606	$1,772
Purchase of property and equipment	(1,002)	(312)
Capitalization of software development costs	(589)	(195)

Free cash flow	15	1,265
Acquisition-related costs	—	124

Adjusted free cash flow	$15	$1,389

RECONCILIATION DATA

(UNAUDITED)

(in thousands)

	Three Months Ended March 31,
	2012	2011
Reconciliation of Cost of Revenues to Non-GAAP Cost of Revenues:

Cost of revenues	$4,177	$2,827
Amortization of acquired software	(42)	(42)
Stock-based compensation	(121)	(47)

Non-GAAP Cost of revenues	$4,014	$2,738

	Three Months Ended March 31,
	2012	2011
Reconciliation of Research and Development to Non-GAAP Research and Development:

Research and development	$3,037	$2,753
Stock-based compensation	(241)	(242)

Non-GAAP Research and development	$2,796	$2,511

	Three Months Ended March 31,
	2012	2011
Reconciliation of Sales and Marketing to Non-GAAP Sales and Marketing:

Sales and marketing	$4,106	$3,784
Stock-based compensation	(298)	(266)

Non-GAAP Sales and marketing	$3,808	$3,518

	Three Months Ended March 31,
	2012	2011
Reconciliation of General and Administrative to Non-GAAP General and Administrative:

General and administrative	$2,572	$2,116
Stock-based compensation	(493)	(147)
Acquisition-related costs	—	(134)

Non-GAAP General and administrative	$2,079	$1,835